UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549

                                     Form 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  April 15, 2004


                     GS AUTO LOAN TRUST 2004-1
        ------------------------------------------------------------

              (Exact name of registrant as specified in its charter)

New York                        333-101904-02           51-6548509
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(governing law of                 (Commission           (IRS EIN)
Sales and Servicing Agreement)    File Number)
(State or other
jurisdiction
of Incorporation)




       Wells Fargo Bank, N.A.
       6th Street and Marquette Avenue
       Minneapolis, MN                                        55479
--------------------------------------------------------------------
       (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code:  (612) 667-8058


       (Former name or former address, if changed since last report)



ITEM 5.  Other Events

An amendment is being filed because the 8K for the April 15, 2004 distribution had the incorrect monthly distribution report attached. The March 2004 distribution report was filed in lieu of the April 15, 2004 report. The April 2004 report is included herewith



ITEM 7.  Financial Statements and Exhibits

      (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K


           Exhibit Number                   Description

           EX-99.1 Monthly report distributed to holders of GS Auto Loan Trust 2004-1 relating to the April
                                            15, 2004 distribution




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                     GS AUTO LOAN TRUST 2004-1


             By:    Wells Fargo Bank, NA as Trustee
             By:   /s/   Edna Barber, Assistant Vice President
             By:    Edna Barber, Assistant Vice President

             Date:   4/20/04
                                 INDEX TO EXHIBITS


Exhibit Number               Description

EX-99.1 Monthly report distributed to holders of GS AUTO LOAN TRUST 2004-1, relating to the April 15, 2004 distribution






                   EX-99.1

GS AUTO LOAN TRUST 2004-1




Record Date:            4/14/04
Distribution Date:      4/15/04


GS AUTO LOAN TRUST 2004-1

Contact:
         Wells Fargo Bank, N.A.
         6th Street and Marquette Avenue
         Minneapolis, MN 55479
         Telephone: (612) 667-8058
         Fax:       (612) 667-3529




                                              Distribution Summary





DISTRIBUTION IN DOLLARS
        ORIGINAL        BEGINNING                                                                               ENDING
        FACE            PRINCIPAL                                                       UNPAID     UNPAID       PRINCIPAL
CLASS   VALUE           BALANCE         PRINCIPAL          INTEREST     TOTAL           PRINCIPAL  INTEREST     BALANCE

A-1     336,137,000.00  293,781,736.24  49,883,003.15      280,806.38   50,163,809.53      0.00      0.00    243,898,733.09
A-2     297,914,000.00  297,914,000.00           0.00      372,392.50      372,392.50      0.00      0.00    297,914,000.00
A-3     314,944,000.00  314,944,000.00           0.00      559,025.60      559,025.60      0.00      0.00    314,944,000.00
A-4     224,081,000.00  224,081,000.00           0.00      494,845.54      494,845.54      0.00      0.00    224,081,000.00
B       56,587,000.00    56,587,000.00           0.00      101,385.04      101,385.04      0.00      0.00     56,587,000.00
C       26,704,000.00    26,704,000.00           0.00       59,638.93       59,638.93      0.00      0.00     26,704,000.00
D       29,248,000.00    29,248,000.00           0.00      121,866.67      121,866.67      0.00      0.00     29,248,000.00
Cert             0.00             0.00           0.00            0.00            0.00      0.00      0.00              0.00




FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                                           INTEREST RATES

                        BEGINNING                                                       ENDING                  Interest
CLASS   CUSIP           PRINCIPAL       PRINCIPAL       INTEREST        TOTAL           PRINCIPAL       Class   Rate

A-1     36292RAJ10      1,000.00000000  148.40081024    0.83539264      149.23620288      725.59323457  A-1     1.11%
A-2     36292RAK7       1,000.00000000    0.00000000    1.25000000        1.25000000    1,000.00000000  A-2     1.50%
A-3     36292RAL5       1,000.00000000    0.00000000    1.77500000        1.77500000    1,000.00000000  A-3     2.13%
A-4     36292RAM3       1,000.00000000    0.00000000    2.20833333        2.20833333    1,000.00000000  A-4     2.65
B       36292RAN1       1,000.00000000    0.00000000    1.79166667        1.79166667    1,000.00000000  B       2.15%
C       36292RAP6       1,000.00000000    0.00000000    2.23333333        2.23333333    1,000.00000000  C       2.68%
D       36292RAQ4       1,000.00000000    0.00000000    4.16666667        4.16666667    1,000.00000000  D       5.00%




Collections received with respect to the receivables
  Payments Collected Attributed to Principal                           $27,359,328.51
  Accounts Paid in Full                                                 18,583,800.25
  Liquidated Receivables (including Cram-downs)                            151,454.35
  Repurchased Receivables                                                   62,184.28
Total Available Principal                                              $46,156,767.39


Payments Collected Attributed to Interest                                7,026,615.28
Total Available Funds                                                  $53,183,382.67

Other Pool Balance Reductions
  Small Balance write offs                                                     346.44
  Other Principal Reductions                                                   121.56



Principal Allocations
  Regular Principal Allocation                                          22,678,570.96
  Regular Principal Allocation per $1,000 original principal balance      17.64025074
  First Allocation of Principal                                                  0.00
  First Allocation of Principal per $1,000 original principal balance      0.00000000
  Second Allocation of Principal                                           500,432.19
  Second Allocation of Principal per $1,000 original principal balance     0.38925510
  Third Allocation of Principal                                         26,704,000.00
  Third Allocation of Principal per $1,000 original principal balance     20.77138179

                Pool Balance and Pool Factor
                Beginning Pool Balance                               1,233,092,960.93
                Beginning Pool Factor                                      .969696204
                Ending Pool Balance                                  1,186,807,304.05
                Ending Pool Factor                                        0.933297468

                Principal Payment Amounts
                Class A-1 Principal Payment Amount                     49,883,003.15
                 increase / (decrease) in Class A-1 unpaid principal            0.00
                Class A-1 previously due and unpaid principal                   0.00

                Class A-2 Principal Payment Amount                              0.00
                 increase / (decrease) in Class A-2 unpaid principal            0.00
                Class A-2 previously due and unpaid principal                   0.00

                Class A-3 Principal Payment Amount                              0.00
                 increase / (decrease) in Class A-3 unpaid principal            0.00
                Class A-3 previously due and unpaid principal                   0.00

                Class A-4 Principal Payment Amount                              0.00
                 increase / (decrease) in Class A-4 unpaid principal            0.00
                Class A-4 previously due and unpaid principal                   0.00

                Class B Principal Payment Amount                                0.00
                 increase / (decrease) in Class B unpaid principal              0.00
                Class B previously due and unpaid principal                     0.00

                Class C Principal Payment Amount                                0.00
                 increase / (decrease) in Class C unpaid principal              0.00
                Class C previously due and unpaid principal                     0.00

                Class D Principal Payment Amount                                0.00
                 increase / (decrease) in Class D unpaid principal              0.00
                Class D previously due and unpaid principal                     0.00

                Certificate Distribution Amount                                 0.00


                Interest Payment Amounts
                Class A-1 Interest Payment Amount                         280,806.38
                 increase / (decrease) in Class A-1 unpaid interest             0.00
                Class A-1 previously due and unpaid interest                    0.00

                Class A-2 Interest Payment Amount                         272,392.50
                 increase / (decrease) in Class A-2 unpaid interest             0.00
                Class A-2 previously due and unpaid interest                    0.00

                Class A-3 Interest Payment Amount                         559,025.60
                 increase / (decrease) in Class A-3 unpaid principal            0.00
                Class A-3 previously due and unpaid interest                    0.00

                Class A-4 Interest Payment Amount                         494,845.54
                 increase / (decrease) in Class A-4 unpaid interest             0.00
                Class A-4 previously due and unpaid interest                    0.00

                Class B Interest Payment Amount                           101,385.04
                 increase / (decrease) in Class B unpaid principal              0.00
                Class B previously due and unpaid interest                      0.00

                Class C Interest Payment Amount                            59,638.93
                 increase / (decrease) in Class C unpaid interest               0.00
                Class C previously due and unpaid interest                      0.00

                Class D Interest Payment Amount                           121,866.67
                 increase / (decrease) in Class D unpaid interest               0.00
                Class D previously due and unpaid interest                      0.00

                Certificates                                                     n/a


                Fees Paid
                Net Servicing Fee (current month)                           20,551.55
                Amount current month Net Servicing Fee not paid                  0.00
                Repayment of prior unpaid Net Servicing Fees                     0.00
                Net Servicing Fee paid to Servicer                          20,551.55
                Net Servicing Fee per $1,000 original principal balance   0.016161603

                cumulative balance of unpaid Net Servicing Fee                   0.00

                Receivables Servicer Supplement Payment Amount
                  Ford Credit                                              287,864.55
                  Huntington                                               739,712.92
                Total Receivables Servicer Supplement Payment Amount     1,027,577.47
                per $1,000 original principal balance                     0.808080170

                Reimbursement of Servicing Advances                            820.00
                per $1,000 original principal balance                     0.000644843

                Reimbursement of Prior Month Interest Advances             260,636.51
                per $1,000 original principal balance                     0.204962839

                Owner Trustee Fee                                              833.33
                per $1,000 original principal balance                     0.000655328

                Indenture Trustee Fee                                            0.00
                per $1,000 original principal balance                     0.000000000


                Current Period Losses
                Realized Losses                                            129,819.37
                Cram Down Losses                                                 0.00

                Current Period Liquidated or Purchased Receivables
                Purchase Amount of Receivables repurchased                  62,184.28

                Liquidated Receivables                                     280,453.72


        Delinquency Information

                Group Totals
                                                Principal
                Period          Number          Balance         Percentage
                30 - 59 days     403            6,588,807.12      0.56%
                60 - 89 days      81            1,366,906.86      0.12%
                90 + days          0              147,366.28      0.01%
                Totals           496            8,103,080.26      0.68%

        Repossession Information (Total Inventory)
                Number of Receivables Repossessed                                   60
                Balance of Receivables Repossessed                        1,029,047.68

        Extension Information
                Number of Extensions Granted                                       705
                Principal Balance of Receivables for Extensions Granted  10,697,827.66

        Overcollateralization Amounts
                  Beginning Target Overcollateralization Level           24,661,859.22
                  Ending Target Overcollateralization Level              23,736,146.08


        Three-Month Annualized Net Loss Ratio                                    0.05%

        Cumulative Net Loss Ratio                                                0.01%

        Annualized Net Loss Ratio                                                0.12%

        WAC                                                     6.36

        WAM                                                     49.77




